                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 29, 2000
                                                  -----------------------------

                   Wells Real Estate Investment Trust, Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Maryland
-------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


        0-25739                                          58-2328421
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (770) 449-7800
                                                   ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.            Acquisition of Assets

Introduction

On March 29, 2000, Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Registrant"), a Maryland corporation, purchased three office buildings (collectively, the "Buildings") from Ryan Companies US, Inc. ("Ryan"), a Minnesota corporation. Ryan is not in any way affiliated with the Registrant or Wells Capital, Inc. (the "Advisor"), a Georgia corporation.

Dial Building

Purchase of the Dial Building.  On March 29, 2000, Wells OP purchased a two
-----------------------------
story office building with approximately 129,689 rentable square feet located at 15501 N. Dial Boulevard, Scottsdale, Maricopa County, Arizona (the "Dial Building") from Ryan pursuant to that certain Agreement of Purchase and Sale of property (the "Dial Contract") between Ryan and the Advisor, an affiliate of the Registrant.

The rights under the Dial Contract were assigned by the Advisor, the original purchaser under the Dial Contract, to Wells OP at closing. The purchase price for the Dial Building was $14,250,000. Wells OP also incurred additional acquisition expenses in connection with the purchase of the Dial Building, including attorneys' fees, loan fees, recording fees and other closing costs, of approximately $35,712.

Description of the Building and the Site.  As set forth above, the Dial Building
----------------------------------------
is a two story office building containing approximately 129,689 rentable square feet. The Dial Building, which was completed in 1997, is located on approximately a 8.8375 acre tract of land within the Scottsdale Airpark development.

The Dial Lease.  The entire 129,689  rentable square feet of the Dial Building
--------------
is currently under a net lease agreement (the "Dial Lease") with Dial Corporation ("Dial"). The landlord's interest in the Dial Lease was assigned to Wells OP at the closing. The Dial Lease commenced on August 14, 1997, and the initial term expires on August 31, 2008. Dial has the right to extend the Dial Lease for two additional five year periods of time at 95% of the then-current "fair market rental rate." The annual rent payable for the initial term of the Dial Lease is $1,387,672.

The Tenant.  Dial, a publicly traded company which is currently headquartered in
----------
the Dial Building, is one of the leading consumer product manufacturers in the United States. Dial's brands include Dial soap, Purex detergents, Renuzit air fresheners, Armour canned meats and a variety of other leading consumer products. During the fiscal year 1999, Dial had net income of $116 million on revenues of over $1.7 billion and a net worth of over $411 million.

ASML Building


Purchase of the ASML Building.  On March 29, 2000, Wells OP purchased a two
-----------------------------
story office building with approximately 95,133 rentable square feet located at 8555 South River Parkway, Tempe, Maricopa County, Arizona (the "ASML Building") from Ryan pursuant to that certain Agreement of Purchase and Sale of Property (the "ASML Contract") between Ryan and the Advisor.

The rights under the ASML Contract were assigned by the Advisor, the original purchaser under the ASML Contract, to Wells OP at closing. The purchase price for the ASML Building was $17,355,000. Wells OP also incurred additional acquisition expenses in connection with the purchase of the ASML Building, including attorneys' fees, recording fees, loan fees, and other closing costs, of approximately $48,875.

Description of the Building, Site and Ground Lease.  As set forth above, the
--------------------------------------------------
ASML Building is a two story office building containing approximately 95,133 rentable square feet. The ASML Building, which was completed in June 1995, is located on a 9.51 acre tract of land within the Arizona State University Research Park (the "Research Park"). The land upon which the ASML building is situated is subject to a long-term ground lease (the "ASML Ground Lease") with Price-Elliott Research Park, Inc. and, at closing, Wells OP was assigned and assumed all the tenant's rights, duties and obligations under the ASML Ground Lease. The ASML Ground Lease commenced August 22, 1997 and expires on December 31, 2082. The annual ground lease payment for the first 15 years of the ASML Ground Lease term is $186,368.

The ASML Lease.  The entire 95,133 rentable square feet of the ASML Building is
--------------
currently under a net lease agreement (the "ASML Lease") with ASM Lithography, Inc. ("ASML"). The landlord's interest in the ASML Lease was assigned to Wells OP at the closing. The ASML Lease commenced on June 4, 1998, and expires on June 30, 2013. ASML has the right to extend the ASML Lease for two additional five year periods of time at the prevailing "market rental rate," but in no event less than the rate in force at the end of the preceding lease term. The current annual rent payable under the ASML Lease is $1,927,788, out of which Wells OP will be required to make the annual ground lease payment described above.

The Tenant.  ASML is a wholly-owned subsidiary of ASM Lithography Holdings NV
----------
("ASML Holdings"), a Dutch multi-national corporation that supplies lithography systems used for printing integrated circuit designs onto very thin disks of silicon, commonly referred to as wafers. These systems are supplied to integrated circuit manufacturers throughout the United States, Asia, and Western Europe. ASML Holdings is 24% owned by Philips Electronics and has strategic partnerships with a number of major companies including Lucent Technologies, Applied Materials, Motorola, Samsung, Hyundai and Motorola. ASML Holdings is a guarantor of the ASML Lease. During the fiscal year 1999, ASML Holdings had net income of $81.3 million on revenues of over $1.2 billion and a net worth of over $615 million.

Motorola Building

Purchase of the Motorola Building.  On March 29, 2000, Wells OP purchased a two
---------------------------------
story office building with approximately 133,225 rentable square feet located at 8075 South River Parkway, Tempe, Maricopa County, Arizona (the "Motorola Building") from Ryan pursuant to that certain Agreement of Purchase and Sale of Property (the "Motorola Contract") between Ryan and the Advisor.

The rights under the Motorola Contract were assigned by the Advisor, the original purchaser under the Motorola Contract, to Wells OP at closing. The purchase price for the Motorola Building was $16,000,000. Wells Op also incurred additional acquisition expenses in connection with the purchase of the Motorola Building, including attorneys' fees, recording fees, loan fees, and other closing costs, of approximately $36,622. In order to finance part of the acquisition of the Motorola Building, Wells OP obtained a loan of $5,000,000 from Ryan in a seller financing transaction (the "Ryan Loan"). The Ryan Loan matures in one year and accrues interest at the rate of nine percent (9%) per annum, payable on a monthly basis. The Ryan Loan is secured by a first mortgage interest on the Motorola Building.

Description of the Building, Site and Ground Lease.  As set forth above, the
--------------------------------------------------
Motorola Building is a two story office building containing approximately 133,225 rentable square feet. The Motorola Building was completed in July 1998, and is located on a 12.44 acre tract of land within the Research Park. The land upon which the Motorola building is situated is subject to a long-term ground lease (the "Motorola Ground Lease") with the Research Park and, at closing, Wells OP was assigned and assumed all the tenant's rights, duties and obligations under the Motorola Ground Lease. The Motorola Ground Lease commenced November 19, 1997 and expires on December 31, 2082. The annual ground lease payment for the first 15 years of the Motorola Ground Lease term is $243,825.

The Motorola Lease.  The entire 133,225 rentable square feet of the Motorola
------------------
Building is currently under a net lease agreement (the "Motorola Lease") with Motorola, Inc. ("Motorola"). The landlord's interest in the Motorola Lease was assigned to Wells OP at the closing. The initial term of the Motorola Lease is seven years which commenced on August 17, 1998, and expires on August 31, 2005. Motorola has the right to extend the Motorola Lease for four additional five-year periods of time at the prevailing "market rental rate." The current annual rent payable under the Motorola Lease is $1,843,834, out of which Wells OP will be required to make the annual ground lease payment described above.

The Tenant.  The building is occupied by Motorola's Satellite Communications
----------
Division ("SATCOM"). SATCOM is a worldwide developer and manufacturer of space and ground communications equipment and systems. This division is the prime contractor for the Iridium system and is primarily engaged in computer design and development functions. Motorola is a publicly traded company.

Property Management Fees.  Wells Management Company, Inc. ("Wells Management"),
------------------------
an affiliate of the Registrant, has been retained to manage and lease the Buildings. The Registrant shall pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the Buildings.

Financing for the Buildings

The aggregate purchase price for the Buildings was $47,605,000. The aggregate amount of $47,726,209 required to close the acquisition of the Buildings consisted of (a) $7,065,411 in cash funded from a capital contribution by the Registrant, (b) $9,000,000 in loan proceeds obtained from a revolving credit facility established with SouthTrust Bank, N.A., (c) $26,660,798 in loan proceeds obtained from a revolving credit facility established with Bank of America, N.A., and (d) $5,000,000 in loan proceeds provided by Ryan as seller financing in connection with the purchase of the Motorola Building, as described above.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements.  The following financial statements relating to
          --------------------
the real properties acquired by the Registrant are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

Dial Building                                                           Page
                                                                        ----
    Audited Financial Statements
    ----------------------------

       Report of Independent Public Accountants                         F-1

       Statement of Revenues Over Certain Operating
       Expenses for the year ended December 31, 1999                    F-2

       Notes to Statement of Revenues Over Certain
       Operating Expenses for the year ended December 31, 1999          F-3

ASML Building

    Audited Financial Statements
    ----------------------------

       Report of Independent Public Accountants                         F-4

       Statement of Revenues Over Certain Operating
       Expenses for the year ended December 31, 1999                    F-5

       Notes to Statement of Revenues Over Certain
       Operating Expenses for the year ended December 31, 1999          F-6

Motorola Building

    Audited Financial Statements
    ----------------------------

       Report of Independent Public Accountants                         F-7

       Statement of Revenues Over Certain Operating
       Expenses for the year ended December 31, 1999                    F-8

       Notes to Statement of Revenues Over Certain
       Operating Expenses for the year ended December 31, 1999          F-9

     (b)  Pro Forma Financial Information. The following unaudited pro forma
          -------------------------------
financial statements of the Registrant relating to the real properties acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                           Page
                                                                           ----
Summary of Unaudited Pro Forma Financial Statements                        F-10

Pro Forma Balance Sheet as of December 31, 1999                            F-11

Pro Forma Statement of Income for year ended December 31, 1999             F-12

     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WELLS REAL ESTATE INVESTMENT
                                                 TRUST, INC. (Registrant)


                                                 By: /s/ Leo F. Wells, III
                                                    --------------------------
                                                     Leo F. Wells, III
                                                     President

Date: April 11, 2000

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the DIAL BUILDING for the year ended December 31, 1999. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Dial Building after acquisition by the Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Dial Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Dial Building for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ ARTHUR ANDERSEN LLP
-------------------------------

Atlanta, Georgia
April 10, 2000

                                 DIAL BUILDING


                             STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1999




RENTAL REVENUES                                                     $1,388,868

OPERATING EXPENSES, net of reimbursements                                    0
                                                                    ----------
REVENUES OVER CERTAIN OPERATING EXPENSES                            $1,388,868
                                                                    ==========



         The accompanying notes are an integral part of this statement.

                                 DIAL BUILDING


                        NOTES TO STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1999

 1.  organization and significant accounting policies

Description of Real Estate Property Acquired

On March 29, 2000, the Wells Operating Partnership L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate and manage real properties on behalf of the Wells Real Estate Investment Trust, Inc., acquired the Dial Building from Ryan Companies US, Inc. ("Ryan"). Ryan is not an affiliate of Wells OP. The purchase price of the Dial Building was $14,250,000. Wells OP incurred additional acquisition expenses in connection with the purchase of the Dial Building, including attorney's fees, recording fees, loan fees, and other closing costs, of approximately $35,712. The funds used to purchase the Dial Building consisted of cash and proceeds from Wells OP's lines of credit with SouthTrust Bank, N.A. and Bank of America, N.A.

The entire 129,689 rentable square feet of the Dial Building is currently under a net lease agreement (the "Lease") with Dial Corporation ("Dial"). The Lease was assigned to Wells OP at closing. The Lease commenced on August 14, 1997 and expires on August 31, 2008. Dial has the right to extend the Lease for two additional five-year periods at 95% of the then-current fair market rental rate. Under the Lease, Dial is required to pay as additional rent all real estate taxes, special assessments, utilities, insurance, and other operating costs associated with the Dial Building during the term of the Lease. In addition, Dial is responsible for repair and maintenance of the roof, walls, structure, and foundation, landscaping, and heating, ventilating, air conditioning, mechanical, electrical, plumbing, and other systems.

Rental Revenues

Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2.  Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the Dial Building after acquisition by Wells OP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the ASML BUILDING for the year ended December 31, 1999. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the ASML Building after acquisition by the Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the ASML Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the ASML Building for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ ARTHUR ANDERSEN LLP
--------------------------

Atlanta, Georgia
April 10, 2000

                                 ASML BUILDING


                             STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1999




REVENUES:
 Rental income                                                      $1,849,908
 Tenant reimbursements                                                 242,143
                                                                    ----------
       Total revenues                                                2,092,051
                                                                    ==========

OPERATING EXPENSES:
 Ground lease                                                          206,625
 Insurance                                                               9,628
                                                                    ----------
       Total operating expenses                                        216,253
                                                                    ----------

REVENUES OVER CERTAIN OPERATING EXPENSES                            $1,875,798
                                                                    ==========



         The accompanying notes are an integral part of this statement.

                                 ASML BUILDING

                        NOTES TO STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1999

 1.  organization and significant accounting policies

Description of Real Estate Property Acquired

On March 29, 2000, the Wells Operating Partnership L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate, and manage real properties on behalf of the Wells Real Estate Investment Trust, Inc., acquired the ASML Building from Ryan Companies U.S., Inc. ("Ryan"). Ryan is not an affiliate of Wells OP. The purchase price of the ASML Building was $17,355,000. Wells OP incurred additional acquisition expenses in connection with the purchase of the ASML Building, including attorney's fees, recording fees, loan fees, and other closing costs, of approximately $48,875. The funds used to purchase the ASML Building consisted of cash and proceeds obtained from Wells OP's lines of credit with SouthTrust Bank, N.A. and Bank of America, N.A. Wells OP also assumed a ground lease with Research Park on 9.51 acres. The ground lease commenced August 22, 1997 and expires on December 31, 2082.

The entire 95,133 rentable square feet of the ASML Building is currently under a net lease agreement (the "Lease") with ASML Lithography, Inc. ("ASML"). The Lease was assigned to Wells OP at closing. The Lease commenced on June 4, 1998 and expires on June 30, 2013. ASML has the right to extend the Lease for two additional five-year periods at the prevailing market rental rate, but in no event less than the rate in force at the end of the preceding lease term. Under the Lease, ASML is required to pay as additional rent the rent associated with the ground lease described above and all real estate taxes, special assessments, utilities, insurance, and other operating costs associated with the ASML Building during the term of the Lease. In addition, ASML is responsible for repair and maintenance of the roof, walls, structure, and foundation, landscaping, and the heating, ventilating, air conditioning, mechanical, electrical, plumbing, and other systems.

Rental Revenues

Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2.  Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the ASML Building after acquisition by Wells OP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the MOTOROLA BUILDING for the year ended December 31, 1999. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Motorola Building after acquisition by the Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Motorola Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Motorola Building for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ ARTHUR ANDERSEN LLP
---------------------------

Atlanta, Georgia
April 10, 2000

                               MOTOROLA BUILDING


                             STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1999


REVENUES:
 Rental income                                                      $1,817,366
 Tenant reimbursements                                                 290,287
                                                                    ----------
       Total revenues                                                2,107,653
                                                                    ----------

OPERATING EXPENSES:
 Ground lease                                                          243,826
 Insurance                                                              11,951
                                                                    ----------
       Total operating expenses                                        255,777
                                                                    ----------

REVENUES OVER CERTAIN OPERATING EXPENSES                            $1,851,876
                                                                    ==========



         The accompanying notes are an integral part of this statement.

                               MOTOROLA BUILDING


                         NOTES TO STATEMENT OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1999

 1.  organization and significant accounting policies

Description of Real Estate Property Acquired

On March 29, 2000, the Wells Operating Partnership L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate and manage real properties on behalf of the Wells Real Estate Investment Trust, Inc., acquired the Motorola Building from Ryan Companies US, Inc. ("Ryan"). Ryan is not an affiliate of Wells OP. The purchase price of the Motorola Building was $16,000,000. Wells OP incurred additional acquisition expenses in connection with the purchase of the Motorola Building, including attorney's fees, recording fees, loan fees, and other closing costs, of approximately $36,622. The funds used to purchase the Motorola Building consisted of cash and proceeds obtained from Wells OP's lines of credit with SouthTrust Bank, N.A. and Bank of America, N.A. In addition, $5,000,000 in loan proceeds were provided by Ryan as seller financing. Wells OP also assumed a ground lease with Research Park on 12.44 gross acres. The ground lease commenced November 19, 1997 and expires on December 31, 2082.

The entire 133,225 rentable square feet of the Motorola Building is currently under a net lease agreement (the "Lease") with Motorola, Inc. ("Motorola"). The Lease was assigned to Wells OP at closing. The initial term of the Lease is seven years, which commenced on August 17, 1998 and expires on August 31, 2005. Motorola has the right to extend the Lease for four additional five-year periods at the prevailing market rental rate. Under the lease, Motorola is required to pay as additional rent the rent associated with the ground lease described above and all real estate taxes, special assessments, utilities, insurance, and other operating costs associated with the Motorola Building during the term of the Lease. In addition, Motorola's responsible for repair and maintenance of the roof, walls, structure, and foundation, landscaping, and the heating, ventilating, air conditioning, mechanical, electrical, plumbing, and other systems.

Rental Revenues

Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2.  Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the Motorola Building after acquisition by Wells OP.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of December 31, 1999 has been prepared to give effect to the acquisition of the Dial Building, the ASML Building, and the Motorola Building by the Wells Operating Partnership, L.P. ("Wells OP"), as if each acquisition occurred as of December 31, 1999. The following unaudited pro forma statement of income for the year ended December 31, 1999 has been prepared to give effect to the acquisition of the Dial Building, the ASML Building, and the Motorola Building by the Wells OP as if each acquisition occurred on January 1, 1999.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells OP.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions been consummated at the beginning of the period presented.

As of December 31, 1999, the date of the accompanying pro forma balance sheet, Wells OP held cash of $2,929,804. The additional cash used to purchase the Dial Building, the ASML Building, and the Motorola Building, including deferred project costs paid to Wells Capital Inc. (an affiliate of the Wells OP), were raised through the issuance of additional shares subsequent to December 31, 1999, but prior to the acquisition date of March 29, 2000. This balance is reflected in due to affiliate in the accompanying pro forma balance sheet.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                             PRO FORMA BALANCE SHEET

                                DECEMBER 31, 1999

                                   (Unaudited)

assets

                                                    Wells Real
                                                      Estate                     Pro Forma Adjustments                       Pro
                                                                   ------------------------------------------------
                                                    Investment          Dial              ASML           Motorola           Forma
                                                    Trust, Inc.       Building          Building         Building           Total
                                                  -------------     -------------     -------------     -----------      -----------
REAL ESTATE ASSETS, at cost:
   Land                                           $  14,500,822     $ 3,500,000(a)    $         0       $         0     $ 18,146,772
                                                                        145,950(b)
   Buildings less accumulated depreciation of
       $1,726,103                                    81,507,040      10,785,712(a)     17,403,875(a)     16,036,622(a)   127,577,482
                                                                        449,764(b)        725,742(b)        668,727(b)
   Construction in progress                          12,561,459               0                 0                 0       12,561,459
                                                   ------------     --------------     -------------     ------------    -----------
            Total real estate assets                108,569,321      14,881,426        18,129,617        16,705,349      158,285,713

INVESTMENT IN JOINT VENTURES                         29,431,176               0                 0                 0       29,431,176

CASH AND CASH EQUIVALENTS                             2,929,804        (878,941)(a)    (1,054,729)(a)      (996,134)(a)            0

DEFERRED OFFERING COSTS                                 964,941               0                 0                 0          964,941

DEFERRED PROJECT COSTS                                   28,093          (8,428)(b)       (10,113)(b)        (9,552)(b)            0

DUE FROM AFFILIATES                                     648,354               0                 0                 0          648,354

PREPAID EXPENSES AND OTHER ASSETS                     1,280,601               0                 0                 0        1,280,601
                                                   ------------     --------------     -------------     ------------   ------------
            Total assets                           $143,852,290     $13,994,057       $17,064,775       $15,699,663     $190,610,785
                                                   ============     ==============     =============     ============   ============

liabilities and shareholders' equity

LIABILITIES:
   Accounts payable and accrued expenses            $   461,300     $         0                 0                 0          461,300
   Notes payable                                     23,929,228      12,150,000(a)    $14,580,000(a)     13,770,000(a)    64,429,228
   Dividends payable                                  2,166,701               0                 0                 0        2,166,701
   Due to affiliate                                   1,079,466       1,256,771(a)      1,769,146(a)      1,270,488(a)     7,337,961
                                                                        587,266(b)        715,629(b)        659,175(b)
                                                   ------------     --------------     -------------     ------------   ------------
            Total liabilities                        27,636,695      13,994,057        17,064,775        15,699,663       74,395,190
                                                   ------------     --------------     -------------     ------------   ------------
COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN
   OPERATING PARTNERSHIP                                200,000               0                 0                 0          200,000
                                                   ------------     --------------     -------------     ------------   ------------
SHAREHOLDERS' EQUITY:
   Common shares, $.01 par value;
      40,000,000 shares authorized,
      13,471,085 shares issued and
      outstanding                                       134,710               0                 0                 0          134,710
   Additional paid-in capital                       115,880,885               0                 0                 0      115,880,885
   Retained earnings                                          0               0                 0                 0                0
                                                   ------------     --------------     -------------     ------------   ------------
            Total shareholders' equity              116,015,595               0                 0                 0      116,015,595
                                                   ------------     --------------     -------------     ------------   ------------
            Total liabilities and shareholders'    $143,852,290     $13,994,057       $17,064,775       $15,699,663     $190,610,785
               equity                              ============     ==============     =============     ============   ============




                  (a) Reflects Wells Real Estate Investment Trust Inc.'s purchase price for the building.

                  (b) Reflects deferred project costs allocated to the building at approximately 4.17% of the purchase price.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1999

                                  (Unaudited)

                                              Wells Real
                                                Estate                Pro Forma Adjustments                  Pro
                                                            -------------------------------------------
                                                            DIAL
                                              Investment                       ASML         Motorola        Forma
                                              Trust, Inc.     Building       Building       Building        Total
                                             ------------   -------------   ------------- -------------   -----------
REVENUES:
   Rental income                              $4,735,184    $1,388,868(a)   $1,849,908(a) $1,817,366 (a)   $9,791,326
   Equity in income of joint ventures          1,243,969             0               0             0        1,243,969
   Interest income                               502,993             0               0             0          502,993
   Other income                                   13,249             0               0             0           13,249
                                              ----------    ----------      ----------    ----------      -----------
                                               6,495,395     1,388,868       1,849,908     1,817,366       11,551,537
                                              ----------    ----------      ----------    ----------      -----------
EXPENSES:
   Depreciation                                1,726,103       449,419(b)      724,185 (b)   668,214 (b)    3,568,921
   Interest                                      442,029       944,055(c)    1,132,866 (c)   681,429 (c)    3,650,379
                                                                                             450,000 (d)
   Operating costs, net of reimbursements        (74,666)            0         (25,890)(e)   (34,510)(e)     (135,066)
   Management and leasing fees                   257,744        83,332(f)      104,114 (f)    94,670 (f)      539,860
   General and administrative                    123,776             0               0             0          123,776
   Legal and accounting                          115,471             0               0             0          115,471
   Computer costs                                 11,368             0               0             0           11,368
   Amortization of organizational costs            8,921             0               0             0            8,921
                                              ----------    ----------      ----------    ----------      -----------
                                               2,610,746     1,476,806       1,936,275     1,859,803        7,883,630
                                              ----------    ----------      ----------    ----------      -----------
NET INCOME                                    $3,884,649    $  (87,938)     $  (86,367)  $   (42,437)      $3,667,907
                                              ==========    ==========      ==========    ==========      ===========

HISTORICAL EARNINGS PER SHARE
  (BASIC AND DILUTED)                         $     0.50
                                              ==========
PRO FORMA EARNINGS PER SHARE
  (BASIC AND DILUTED)                                                                                      $     0.23(g)
                                                                                                          ===========


              (a)  Rental income recognized on a straight-line basis.

              (b) Depreciation expense on the building using the straight-line method and a 25-year life.

              (c) Interest expense on the $9,000,000 line-of-credit with SouthTrust Bank, N.A. and the $26,500,000 line-of-credit with Bank of America N.A., which bear interest at 7.77%. Total proceeds from both lines-of-credit and the seller financing have been allocated based on the properties' pro-rata portion of the total purchase price.

              (d) Interest expense on the $5,000,000 note payable with Ryan Companies U.S. Inc., the seller, which bears interest at 9%. The seller financing specifically relates to the Motorola Building; consequently, all of the related interest expense is allocated to the Motorola Building.

              (e) Consists of ground lease and insurance expense, which total $216,253 (ASML) and $255,777 (Motorola), net of tenant reimbursements.

              (f) Management and leasing fees equal approximately 6% of rental income.

              (g) As of the property acquisition date of March 29, 2000, Wells Real Estate Investment Trust, Inc. had 16,104,224 shares of common stock outstanding; pro forma earnings per share is calculated as if these shares were outstanding for the entire year ended December 31, 1999.